UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   May 23, 2006


                          THE KINGSLEY COACH, INC.
      ----------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


               Delaware          0-21733                   23-3003600
  ---------------------------------------------------------------------------
  (State of Incorporation)   (Commission File          (IRS Employer
                              Number)                	Identification No.)


                   25820 7th Street W., Zimmerman MN 55398
                  -----------------------------------------
                  (Address of principal executive offices)

                              (800) 445-2918
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Director

     On May 23, 2006 Catherine Dickenson submitted her resignation from her position as a member of the Board of Directors of The Kingsley Coach, Inc.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE KINGSLEY COACH, INC.

Dated: May 30, 2006               By: /s/ John Merkent
                                  ------------------------
                                  John Merkent
                                  Chief Executive Officer